Exhibit 10.65

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

PRODUCT SUPPLEMENT A

This is Product Supplement A under the Master Supply Agreement entered into by and between TerreStar Corporation and Elektrobit Inc. dated December 1st, 2009 (“Agreement”). Capitalized terms used herein that are defined in the Agreement, have the meaning set forth therein.

1. PRODUCT

1.1 Product Specifications and Performance Requirements

Product Specifications, Product Structure and performance requirements for this product are as defined in the appropriate documents noted in Table 1 of Exhibit 2 of this Product Supplement A. These documents will be updated over time and will be mutually accepted as the governing documents through the Change Control Process defined in Appendix A of the Agreement.

2. PRICING AND PAYMENT TERMS

2.1 Pricing

Prices for the Product are defined in Exhibit 1 to this Product Supplement A.

Prices are based on the following assumptions:

•	[***] unit volume during first 12 months of manufacturing

Notwithstanding price change provisions defined in Section 11.1 of the Agreement, if the volume of Products in the initial order of Products and the first two months of the initial rolling forecast (covering a period of seven months), as defined in Section 8.1 of the Agreement, decreases by more than twenty-five percent (25%) of the volume defined above, EB and TerreStar will mutually agree on a commercially reasonable price increase for the Products.

2.2 Payment Terms

In conjunction with submitting a purchase order to EB for the purchase of Products, TerreStar will make a downpayment to EB equal to [***] percent ([***]%) of the value of the purchase order and EB will invoice TerreStar for the balance due upon delivery to TerreStar. For the sake of clarity, EB is entitled to use the downpayment for the procurement of Materials as and when it chooses. For a particular Product, starting with the purchase order submitted by TerreStar after (i) purchasing a cumulative total of [***] units of such Products or (ii) one year after first shipment of such Product, whichever comes later, the Parties will discuss and negotiate in good faith the possibility of reducing the downpayment percentage in each subsequent month of the Initial Term and any Renewal Terms.

The downpayment set forth above shall be paid by TerreStar within three (3) days of the placement of the respective purchase order.

2.3 Third Party License Fee Reimbursements

In case the license fees for software included in the Products are subject to pre-payment, EB has the right to invoice such license fees to TerreStar in a similar way to End-of-Life Part(s).

In addition, TerreStar acknowledges that the license fees for software included in the Products set by EB’s licensors are based on the volume assumption defined above in Section 2.1 (Pricing). To the extent the actual volume of ordered Products is less than the assumption of [***] units during the first twelve (12) months of manufacturing, and EB is anyhow required to pay license fees towards its licensors based on the [***] unit, TerreStar will reimburse the difference to EB upon EB’s request.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

3. LOGISTICS

3.1 Forecasting, Ordering and Lead Time

TerreStar shall provide EB, a good faith, non-binding rolling forecast indicating TerreStar’s monthly Product requirements for a twelve (12) month period that includes the combination of issued purchase orders and monthly forecasts. TerreStar will provide the forecast by the 20th day of each month. TerreStar shall provide the initial forecast in writing to EB separately within five (5) days from the Effective Date of the Agreement. TerreStar will make all forecasts in good faith given market and other information available to TerreStar.

Within five (5) days from the Effective Date of the Agreement, TerreStar shall place an initial binding purchase order, issued in accordance with Section 8 of the Agreement, covering the first two (2) months of the Initial Term. Thereafter TerreStar shall submit by the 20th day of each subsequent month of the Initial Term and any Renewal Terms a binding purchase order for Product(s) issued in accordance with Section 8 of the Agreement.

Except for the first purchase order, EB will be obligated to deliver Products approximately five and half (5.5) months after the date of the purchase order unless otherwise mutually agreed to by the Parties.

3.2 Minimum Order Quantity

TerreStar will be required to order Product EB P/N 9400001 in full pallet quantities. Units contained in a full pallet shall be as specified in the Shipping Specifications document (see Table 2 of Exhibit 2). TerreStar will be required to order Product EB P/N 9400003 in full master carton quantities. Units contained in a full master carton of EB P/N 9400003 shall be as specified in the Shipping Specifications document (see Table 2 of Exhibit 2).

3.3 Shipment.

Shipment of Products by EB shall be DDP TerreStar location in the U.S. (INCOTERMS 2000). Prices for Products shall not include costs for shipping, applicable taxes and/or insurance related thereto, which shall be invoiced separately from TerreStar by EB in connection with the invoice for the respective delivery. Each order will specify mutually agreeable terms related to shipping and any insurance related thereto, and EB shall cause all Products to be delivered in accordance with such specifications.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

4. CHANGES, CANCELLATION, RESPONSIBILITY FOR INVENTORY AND PRODUCTS

4.1 Changes and TerreStar Responsibility for Inventory and Products.

TerreStar may, by written notice to EB, (i) increase the quantity of Products or (ii) reschedule the quantity of Products and their shipment date in any purchase order it has submitted to EB, and which EB has accepted, as provided in the flexibility table below (the “Flexibility Table”):

Maximum Allowable Variance From Original Accepted Purchase Order Quantities/Shipment Dates

# of days before Shipment Date on Purchase Order	Allowable Quantity Increases	Maximum Reschedule Quantity	Maximum Reschedule Period
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Any decrease in quantity is considered a cancellation of those units, unless the decreased quantity is rescheduled for delivery at a later date in accordance with the Flexibility Table. Quantity cancellations are governed by the terms of Section 4.2 below. Any purchase order quantities increased or rescheduled pursuant to this Section 4.1 may not be subsequently increased or rescheduled.

In case of quantity increases, TerreStar will make a downpayment for such increased Product quantities in accordance with Section 2.2 above.

All reschedules to push out delivery dates outside of the Flexibility Table require EB’s prior written approval, which, in its sole discretion, may or may not be granted. If TerreStar does not request prior approval from EB for such reschedules, or if TerreStar and EB do not agree in writing to specific terms with respect to any reschedule, then TerreStar will pay EB the Monthly Charges for any such reschedule for any Inventory that were procured by EB and/or its subcontractor to support the original delivery schedule that is not used to manufacture Product pursuant to an accepted purchase order within thirty (30) days of such reschedule. In addition, if EB notifies TerreStar that such Inventory has remained in EB’s and/or its subcontractor’s possession for more than ninety (90) days since such reschedule, then TerreStar agrees to immediately purchase any affected Inventory (except for End of Life Parts already purchased by TerreStar) upon receipt of the notice from EB by paying the Affected Inventory Cost. In addition, any finished Products that have already been manufactured to support the original delivery schedule will be treated as cancelled as provided in Sections 4.2 below.

All reschedules or quantity increases outside of the Flexibility Table require EB’s approval, which, in its sole discretion, may or may not be granted. If EB agrees to accept a reschedule to pull in a delivery date or an increase in quantities in excess of the Flexibility Table and if there are extra costs to meet such reschedule or increase, EB will inform TerreStar for its acceptance and approval in advance.

4.2 Cancellation of Orders and TerreStar Responsibility for Inventory and Products.

TerreStar may not cancel all or any portion of Product quantity of an accepted purchase order without EB’s prior written approval, which, in its sole discretion, may or may not be granted. If TerreStar does not request prior approval, or if TerreStar and EB do not agree in writing to specific terms with respect to any approved cancellation, then TerreStar will pay EB Monthly Charges for any such cancellation, applicable to any Product and/or Inventory procured by EB and/or its subcontractor to support the original delivery schedule. In addition, if EB notifies TerreStar that such Product and/or Inventory have remained in EB’s and/or its subcontractor’s possession for more than thirty (30) days since such cancellation, then TerreStar agrees to immediately purchase from EB such Product and/or Inventory (except for End of Life Parts already purchased by TerreStar) by paying the Affected Inventory Costs. In addition, EB shall calculate the cost or gain of

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

unwinding any currency hedging contracts entered into by EB to support the cancelled purchase order(s). Should the unwinding result in a loss to EB, TerreStar agrees to cover such loss amount for EB immediately upon receipt of an invoice for such amount. Should the unwinding result in a gain to EB, a credit note will be immediately issued to TerreStar.

If the purchase order for any period is less than the previous forecast supplied for the same period, and the reduction in quantities actually ordered causes EB to incur third party costs for Inventory purchased or ordered by or for EB, to support the forecast (except for End of Life Parts already purchased by TerreStar), TerreStar will reimburse EB for such additional third party costs provided that EB uses its commercially reasonable efforts for a period of thirty (30) days to mitigate such costs by reallocating, selling or otherwise salvaging such Inventory. EB will provide supporting information on such costs as reasonably requested by TerreStar.

5. MANUFACTURING

5.1 Initial Production Phase. The Initial Production Phase shall begin upon completion of the following:

[***]

(2)	Upon mutual agreement of the Parties regarding operational readiness.

The Initial Production Phase shall end upon commencement of the Mass Production Phase.

5.2 Mass Production Phase. The Mass Production Phase shall begin upon completion of the following criteria:

(1)	[***] total units produced, and

(2)	monthly forecast of [***] units per months for at least two successive months, and

(3)	first pass yield equal to or greater than [***]%.

Notwithstanding the foregoing, the Parties may choose to end the Initial Production Phase and begin the Mass Production Phase as otherwise mutually agreed to by the Parties.

5.3 Transfer of Manufacturing Location [***]

TerreStar may choose to move the production of Products during the Mass Production Phase to a manufacturing facility located in [***] and EB will make commercially reasonable efforts to implement such move, provided the following conditions are met:

(1)	successful production in [***] for a minimum period of three (3) months,

(2)	financial elements of the transfer have been agreed between EB and TerreStar,

(3)	the transfer can be done on commercially reasonable terms, and

(4)	subject to the agreement of the manufacturer.

EB will keep TerreStar updated on EB’s discussions with the manufacturer regarding the cost and other impacts on transferring such production to [***].

[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

5.4 Manufacturing Phase yields and costs

During Initial Production Phase responsibility for rework costs associated with units that fail first pass yield is as follows:

[***]

EB shall be responsible for all rework costs associated with units that fail first pass yield during the Mass Production Phase.

5.5 Manufacturing Facility and Maximum Manufacturing Capacity

Production of these Product shall be performed at the Flextronics facility located at [***]. During the Initial Production Period, peak capacity will be [***] units per shift or [***] units per month. Both parties shall understand that yield will directly influence the throughput of manufacturing and may discuss challenges associated with lower than expected yields. During the Mass Production Period at the [***] facility, peak capacity will be [***] units per shift or [***] units per month assuming a separate repair line is established.

Specifics of the capacities/throughput in [***] will be determined as part of the negotiation and establishment of production there.

6. PACKING AND LABELING

6.1 Packing and Labeling

Requirements for packing and labelling of the Products are as defined in the Starcomm Shipping Specification referenced in Table 2 of Exhibit 2.

6.2 Trademarks and Legends

Other trademarks, legends, logos and designations to be attached to the Product and/or Documentation are as defined in the Trademarks and Legends Document (see Table 2 of Exhibit 2).

7. SOFTWARE DISTRIBUTION LICENSE, END USER LICENSE AGREEMENT

7.1 Additional Terms and Conditions for Distribution License

The Parties have agreed to define the additional license terms and conditions related to the distribution of the Products after the Effective Date of the Agreement.

Agreement on such additional terms and conditions is one of the pre-conditions for mutual agreement on operational readiness.

7.2 End User License Agreement Template

The Parties have agreed to define the End User License Agreement Template after the Effective Date of the Agreement.

Agreement on such End User License Agreement Template is one of the pre-conditions for mutual agreement on operational readiness.

8. TERRESTAR TECHNOLOGY

[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

9. WARRANTY

9.1 Warranty Carve-Outs

(1)	AT&T or other 2G/3G cellular network services;

(2)	TerreStar satellite service - errors related to service functionality, availability or performance;

(3)	Satellite hardware and software including:

(4)	HNS Satellite Software means the software and other intellectual property owned or licensed by Hughes (including but not limited to Wind River Vs works OS, Quadros Systems, Inc RTXC/dm, Trillium (Continuous Computing) 3G PDCP - UE and Freescale Python software/firmware).

(5)	Digital Voice Systems, Inc. proprietary voice coding method and algorithm based on the AMBE+2™ voice compression algorithm; and

(6)	Comneon GmbH IMS Software meaning the IMS Device Framework together with the applicable Reference Client. IMS Device Framework means the Comneon GmbH IMS device framework software that controls communications with the back-end IMS.

9.2 Warranty Financial Responsibilities.

For the Product as defined in the Product Configuration Guide referenced to in this Supplement A, during the timeframes set forth below, and subject to the Warranty Exclusion(s) defined in the Agreement, the cost of providing in-warranty service will be allocated between TerreStar and EB as follows:

(1)	During the Initial Production Phase for a Field Failure Rate of 50% or less resulting from software errors or defects, and for a Field Failure Rate of 40% or less resulting from hardware errors or defects, TerreStar is responsible for the cost of warranty service;

(2)	During the Initial Production Phase for a Field Failure Rate of more than 50% resulting from software errors or defects, and for a Field Failure Rate of more than 40% resulting from hardware errors or defects, EB will be responsible for the cost of warranty service exceeding the above-mentioned percentages;

(3)	During the initial twelve (12) months of the Mass Production Phase for a Field Failure Rate of 35% or less (for both hardware and software errors or defects), during months thirteen (13) through seventeen (17) of the Mass Production Phase for a Field Failure Rate of 30% or less (for both hardware and software errors or defects); and starting in month eighteen (18) and thereafter during the Mass Production Phase for a Field Failure Rate of 23% or less (for both hardware and software errors or defects), TerreStar will be responsible for the cost of warranty service;

(4)	During the initial twelve (12) months of the Mass Production Phase for a Field Failure Rate of more than 35% (for both hardware and software errors or defects), during months thirteen (13) through seventeen (17) of the Mass Production Phase for a Field Failure Rate of more than 30% (for both hardware and software errors or defects); and starting in month eighteen (18) and thereafter during the Mass Production Phase for a Field Failure Rate of more than 23% (for both hardware and software errors or defects) or more, EB will be responsible for the cost of warranty service exceeding the above-mentioned percentages.

(5)	Rolling period for FFR calculation is three (3) months.

TerreStar is responsible for the cost of service for all errors or defects attributable to a Warranty Exclusion.

EB commits to the above cost allocation model defined in Section 15.9 of the Agreement, provided EB and TerreStar have mutually agreed on post-engineering activities related to the Products and that the Early Warning Process is applied (“Post-Engineering Activities”). Early Warning Process (“EWP”) means a defect root cause analysis performed as part of the Post-Engineering Activities.

Warranties for in-box accessories shall be as specified in Product Supplement B for the accessories included in the Product Configuration Guide.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

For Product under warranty TerreStar shall bear the risk of loss and pay freight for return of such defective Product to EB and EB shall bear the risk of loss and pay freight for return of the repaired/replaced Product to TerreStar. EB shall reimburse TerreStar for the freight charges for any Products that EB confirms are defective and covered under warranty. For Product out of warranty TerreStar shall pay for all shipping, insurance and other costs related to return of Products for repair and delivery of repaired or replaced Products to TerreStar or its customer.

If Product is returned to EB by TerreStar and it is determined that there is a NFF (no fault found), TerreStar will be responsible for all shipping, insurance and other costs related to returning and delivery of Product and for EB’s reasonable expenses for inspection of the Product.

10. ACCEPTANCE CRITERIA

Product Acceptance Criteria are defined in the appropriate documents noted in Table 2 of Exhibit 2 of this Product Supplement A.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

IN WITNESS WHEREOF, TerreStar and EB have caused this Product Supplement A to be executed in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Effective Date of the Agreement.

ELEKTROBIT INC.		TERRESTAR CORPORATION

By:		By:
Name:	Jani Lyrintzis	Name:	Jeffrey W. Epstein
(Print or type)		(Print or type)
Title:	VP & GM; Wireless Solutions BU	Title:	President

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXHIBIT 1 PRICES

Prices:

Product	Price per unit
Full Kit PDA (EB P/N 9400001)	Initial Production Phase $[***]
Mass Production Phase $[***]

Swap Stock PDA (EB P/N 9400003) Transceiver Only	Initial Production Phase $[***]
Mass Production Phase $[***]

Prices for Products shall not include costs for shipping, applicable taxes and/or insurance related thereto and are based on the following exchange rates:

EUR 1=USD 1.46, USD 1=JPY 9.83, USD 1=SEK 6.88

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXHIBIT 2 REFERENCE DOCUMENTS

Table 1

Document	Version	Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Table 2

Document	Version	Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]